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                                                                   Exhibit 10.94

                             SUBORDINATION AGREEMENT

      SUBORDINATION AGREEMENT (as amended from time to time, "this Agreement"), made as of the 1st day of August, 1997, among GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation (the "Borrower") and L.B.O. HOLDING, INC. (the "Subordinated Lender"), and TEXTRON FINANCIAL CORPORATION, a Delaware corporation, not in its individual capacity but as Administrative Agent (the "Administrative Agent") for those certain lenders (the "Lenders") under that certain Loan and Security Agreement, dated as of August 1, 1997, among Borrower, Lenders and Textron Financial Corporation (as amended from time to time, the "LSA"),

                              W I T N E S S E T H :

      WHEREAS, pursuant to the LSA and subject to the terms and conditions thereof, the Lenders have agreed to make a revolving credit facility available to the Borrower in an aggregate principal amount of up to $55,000,000 (the "Loan");

      WHEREAS, all of the Borrower's indebtedness, liabilities and obligations to the Lenders, whether now existing or hereafter arising, under the LSA, the Notes (as defined in the LSA), and all other instruments and documents executed and delivered in connection therewith are hereinafter referred to collectively as the "Senior Debt";

      WHEREAS, to the extent provided in the LSA, the Senior Debt is or shall be secured by first security interests and liens on the Borrower's Property now owned or hereafter acquired, which are and will be evidenced by collateral assignments and security agreements, all in favor of the Administrative Agent on behalf of the Lenders (such documents are hereinafter referred to collectively, together with all other documents now or hereafter creating or granting to the Lender collateral security for payment of the Senior Debt, as the "Senior Security Documents");

      WHEREAS, all of the indebtedness, liabilities and obligations of the Borrower to the Subordinated Lender, whether now existing or hereafter arising, resulting from loans or credit extended to the Borrower from the Subordinated Lender or otherwise are hereinafter referred to collectively as the "Subordinated Debt"; and

      WHEREAS, these recitals are, and shall be deemed to be, a part of this Agreement;

      NOW THEREFORE, in consideration of the foregoing and of the mutual undertakings herein contained, the parties hereto hereby agree as follows:

      1. Subordination

      (a) The payment of any and all of the Subordinated Debt is hereby expressly made subordinate and junior in right of payment to the payment of the principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Debt, to the extent and in the manner set forth herein.
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      (b) In the event of (1) any insolvency, bankruptcy, receivership, liquidation, reorganization, arrangement, assignment for the benefit of creditors, or other similar proceeding relative to the Borrower, its creditors or its Property, or (2) any proceeding for the voluntary or involuntary liquidation, dissolution or other winding up of the Borrower whether or not involving insolvency or bankruptcy proceedings, then and in any such event:

            (i) the principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Debt (including interest thereon accruing after the commencement of any such proceeding) shall be paid in full before any payment or distribution of any character, whether in cash, securities or other Property, shall be made in respect of the Subordinated Debt;

            (ii) any payment or distribution of any character, whether in cash, securities or other Property, which would otherwise (but for the terms hereof) be payable or deliverable in respect of the Subordinated Debt (including any payment or distribution in respect of the Subordinated Debt by reason of any other indebtedness of the Borrower being subordinated to the Subordinated Debt), shall be paid or delivered directly to the Administrative Agent on behalf of the Lenders, or its representatives, until the principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Debt shall have been paid in full and the Subordinated Lender or any other holder of the Subordinated Debt irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, conservators and others having authority in the premises to effect all such payments and deliveries;

            (iii) the Subordinated Lender or any other holder of the Subordinated Debt shall (1) execute and deliver to the Administrative Agent on behalf of the Lenders or its representative or agent all such further instruments confirming the authorization referred to in the foregoing clause (ii) above, (2) execute and deliver to the Administrative Agent on behalf of the Lenders or its representative or agent any powers of attorney specifically confirming the rights of the Administrative Agent (or such representative or agent) arising hereunder, (3) execute and deliver to the Administrative Agent on behalf of the Lenders or its representative or agent all proofs of claim, assignments of claim and other instruments as may be requested by the Administrative Agent or any Lender to enforce all claims upon or in respect of the Subordinated Debt, and (4) shall take all other actions as may be requested by the Administrative Agent or any Lender to enforce all claims upon or in respect of the Subordinated Debt.

      (c) Until and unless the principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Debt shall have been paid in full, the Borrower shall not make, and the Subordinated Lender shall not receive, accept or retain, any payments of principal or interest or other amount on account of the Subordinated Debt; provided, however, that the Borrower may make and the Subordinated Lender may receive, accept and retain such payments so long as no Default or Event of Default under, and as defined, in the LSA shall have occurred and be continuing and so long as the Borrower would not be rendered insolvent, made unable to pay its debts as they come due or be left without adequate capital to pursue its business after giving effect to such payment.


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      (d) The Borrower agrees that, in the event that any note or other obligation of the Borrower not evidencing Senior Debt, or any portion thereof, shall become due and payable before its expressed maturity for any reason, the Borrower will give prompt notice, in writing, of such happening to the Administrative Agent.

      (e) So long as any of the Senior Debt shall remain unpaid, the Administrative Agent and the Lenders may at all times exercise any and all powers and rights which they now have or may hereafter acquire under, or with respect to any of the collateral subject to, the Senior Security Documents without having to obtain any consent or approval of the Subordinated Lender and without any accountability to the Subordinated Lender, nor shall it have any liability to the Subordinated Lender for any action taken or failure to act with respect to any of such powers, rights or collateral.

      (f) Until the entire principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Debt shall have been finally and indefeasibly paid in full, the Subordinated Lender shall not enforce any right or remedy (other than requiring payments in the absence of an Event of Default) or cause the Subordinated Debt to be accelerated or otherwise to become due prior to its expressed maturity, which it now has or may hereafter have against the Borrower or its Property, including without limitation, rights and remedies under any mortgage, deed of trust or security agreement.

      (g) If, notwithstanding the provisions of this Agreement, any payment or distribution of any character (whether in cash, securities or other Property) or any security shall be received by the Subordinated Lender in contravention of the terms of this Agreement, and before the entire principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Debt shall have been finally and indefeasibly paid in full, such payment, distribution or security shall not be commingled with any asset of the Subordinated Lender, but shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the Administrative Agent, or its representatives or agents, for application to the payment of all Senior Debt remaining unpaid, until the principal amount of, and all interest and premium (including interest thereon accruing after the commencement of any proceedings described in Section 1(b) hereof) on, and all other amounts in respect of, the Senior Debt shall have been finally and indefeasibly paid in full.

      (h) Until the principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Debt shall have been finally and indefeasibly paid in full, the Subordinated Lender shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or Property of the Borrower or to any collateral for the Senior Debt.

      (i) This Agreement, without further reference, shall pass to and may be relied on and enforced by any transferee or subsequent holder of the Senior Debt. In the event of any sale, assignment, disposition or other transfer of the Subordinated Debt, the Subordinated Lender shall cause the transferee thereof to execute and deliver to the Administrative Agent a written instrument signed by the transferee, in form and substance satisfactory to the Administrative Agent, providing for the continued subordination of the Subordinated Debt to the Senior Debt as provided for herein and for the continued effectiveness of all of the rights of the Administrative Agent and the Lenders arising under this Agreement.


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      2. Continued Effectiveness of This Agreement.

      The terms of this Agreement, the subordination effected hereby, and the rights of the Administrative Agent and the Lenders and the obligations of the Subordinated Lender arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (i) any amendment or modification of or supplement to the LSA, the Notes, the other Senior Security Documents or any instrument or document executed or delivered pursuant thereto, including, without limitation, the extension of the term of the Senior Debt and/or the increase in the amount of the Senior Debt; (ii) the lack of validity, legality or enforceability of any of such documents; (iii) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Debt or any of such instruments or documents referred to in clause (i) above or arising at law; or (iv) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the Senior Debt or any of the instruments or documents referred to in clause (i) above or in respect of any of the properties or assets now or hereafter affected by any of the Senior Security Documents, whether or not the Subordinated Lender shall have had notice or knowledge of any of the foregoing and whether or not it shall have consented thereto.

      3. Delivery of Promissory Note.

      In order to more fully implement the subordination effected hereby, the Subordinated Lender shall deliver to the Administrative Agent or its agent all promissory notes of the Borrower payable to the order of Subordinated Lender. The Subordinated Lender agrees to take such other action as may be reasonably necessary or appropriate to effectuate, as between the Administrative Agent and the Lenders, on the one side, and the Subordinated Lender, on the other side, the subordination provided for herein.

      4. Miscellaneous.

      (a) The Subordinated Lender shall join with the Administrative Agent in executing one or more financing statements pursuant to the Uniform Commercial Code or other notices appropriate under applicable law, in form satisfactory to the Lender, for filing in all public offices where such filings are deemed by the Administrative Agent to be necessary or desirable.

      (b) All communications under this Agreement shall be in writing, shall be deemed given (1) when personally delivered at the following address, (2) one (1) Business Day after being deposited with a nationally recognized overnight courier, all delivery fees prepaid, and addressed as follows, (3) or five (5) Business Days after being deposited in the United States mail (first class, registered or certified mail), postage prepaid, and addressed as follows:


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            (1) if to the Lenders, to:

                Textron Financial Corporation
                Resort Receivables Finance Division
                333 East River Drive, Suite 305
                East Hartford, CT  06108
                Attention:  Mr. Richard Mitterling

                with a copy to:

                Textron Financial Corporation
                P.O. Box 6687
                Providence, Rhode Island  02940-6687

                Attn: Vice President - Law

                Green Tree Financial Servicing Corporation
                100 North Point Center, East
                Suite 200
                Alpharette, GA  30202

                Attn: Christopher Gouskos
                      Vice President

            (2) if to the Borrower, to:

                Grand Summit Resort Properties, Inc.
                P.O. Box 450
                Sunday Rover Road
                Bethel, Maine  04217

(3) if to the Subordinated Lender, to:

                L.B.O. Holding, Inc.
                P.O. Box 450
                Sunday Rover Road
                Bethel, Maine  04217

or to such other address as any of the parties shall have furnished in writing to the other parties. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

      (c) This Agreement may not be amended or modified orally but may be amended or modified only in a writing, signed by all parties hereto. No waiver of any term or provision of this Agreement shall be effective unless it is in writing, making specific reference to this Agreement and signed by the party against whom such waiver is sought to be enforced. This


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Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. This Agreement shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Maine.

      (d) Terms used in this Agreement and not defined herein shall have the respective meanings ascribed to them in the LSA.

      (e) This Agreement shall terminate upon the final and indefeasible payment in full of the principal amount of, and all interest and premium on, and all other amounts in respect of, the Senior Debt.

      (f) Two or more duplicate originals of this Agreement may be signed by the parties hereto, each of which shall be an original, but all of which together shall constitute one and the same agreement.

      (g) All right, powers and remedies hereunder of the Administrative Agent and the Lenders are cumulative and in addition to any rights, power or remedies that it may have in respect of any subordination agreement executed and delivered by the Subordinated Lender in respect of the LSA.


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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                      GRAND SUMMIT RESORT PROPERTIES, INC.


                                      By /s/ Mark P. Girard
                                        --------------------------------------
                                          Name: Mark P. Girard
                                          Title: Vice President

                                      TEXTRON FINANCIAL CORPORATION,
                                      as Administrative Agent


                                      By
                                        --------------------------------------
                                          Name:
                                          Title:

                                      L.B.O. HOLDING, INC.


                                      By /s/ Christopher E. Howard
                                        --------------------------------------
                                          Name: Christopher E. Howard
                                          Title: Chief Administrative Officer
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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                      GRAND SUMMIT RESORT PROPERTIES, INC.


                                      By
                                        --------------------------------------
                                          Name:
                                          Title:

                                      TEXTRON FINANCIAL CORPORATION,
                                      as Administrative Agent


                                      By David F. Brede
                                        --------------------------------------
                                          Name: David F. Brede
                                          Title: Assistant Vice President

                                      L.B.O. HOLDING, INC.


                                      By
                                        --------------------------------------
                                          Name:
                                          Title:
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AGREED AND CONSENTED TO:

TEXTRON FINANCIAL CORPORATION, as a Lender


By /s/ David F. Brede
  ---------------------------------------------
      Name: David F. Brede
      Title: Assistant Vice President

GREEN TREE FINANCIAL SERVICING CORPORATION, as a Lender


By
  ---------------------------------------------
      Name:
      Title:
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AGREED AND CONSENTED TO:

TEXTRON FINANCIAL CORPORATION, as a Lender


By
  ---------------------------------------------
      Name:
      Title:

GREEN TREE FINANCIAL SERVICING CORPORATION, as a Lender


By /s/ Christopher A. Gouskos
  ---------------------------------------------
      Name: Christopher A. Gouskos
      Title: V.P., GENERAL MANAGER